TRANSAMERICA FUNDS

Transamerica International Equity

Supplement to the Currently Effective Prospectuses and Summary Prospectuses

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The following replaces the third paragraph of the Principal Investment Strategies for Transamerica International Equity disclosed in the Transamerica Funds Retail and Class I2 Prospectuses and Summary Prospectuses:

The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of 80-110 stocks is selected as a result of this process. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.

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The following replaces the fourth paragraph of the disclosure for Transamerica International Equity contained in the “More on Each Fund’s Strategies and Investments” section of the Transamerica Funds Retail and Class I2 Prospectuses:

The sub-adviser’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of 80-110 stocks is selected as a result of this process.

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Investors Should Retain this Supplement for Future Reference

December 3, 2014